local
corporation

Quarterly Earnings Summary | Q2 2014

Exhibit 99.2

2 Quarterly earnings summary: Q2 2014
This Q4-2013 Quarterly Earnings Summary contains forward
looking statements which are made pursuant to the Safe Harbor provisions of section 21-E of the Securities Exchange Act of
1934. Investors are cautioned that statements which are not
strictly historical statements, including statements concerning future expected financial performance.
The forward looking statements include, but are not limited to, any statements containing the words “expect”, “anticipate”, “estimates”,
“believes”, “should”, “could”, “may”, “possibly”, and similar expressions and the negatives thereof. These forward looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the forward looking statements. Those risks and uncertainties are detailed in the company’s filings from time to time with the Securities and
Exchange Commission. The information contained in the forward looking statements is provided as of the date first set forth above and the company disclaims any obligation to update such
statements.
This document includes the non-GAAP financial measure of
“Adjusted EBITDA” . See page 12 for a note regarding the
Company’s use of Non-GAAP financial measures and slide 10
for a reconciliation of GAAP to non-GAAP.

3 Quarterly earnings summary: Q2 2014
Growth
•
•
•
•
Financials
•
•
Mobile
•
Note:  Since we cannot predict the valuation of the warrant liability and the conversion option liability, we cannot reasonably project our GAAP net income (loss).
We, therefore, cannot provide GAAP guidance, but we do report GAAP results. An explanation of the Company’s use of Non-GAAP measures is set forth on Slide 10
Q2 revenue of $22.5M
Q2 Adjusted EBITDA $1.0M, positive for
the sixth consecutive quarter
Q2 O&O revenue up 14 percent
from the prior year period
RKV of $204 up 8% from Q1 2014
Ended Q2 with $6.7M in total cash
2014 guidance: Revenue between
$103M and $107M, and  Adjusted
EBITDA between $3M and $4M
Launched nQuery by Local which is
already powering millions of user
searches per month
TM

4 Quarterly earnings summary: Q2 2014
$ in Millions Q2-14 Q1-14 Q2-13
GAAP Revenue $         22.5 $         26.2 $        22.7
Adjusted EBITDA $           1.0 $           0.7 $          1.2
Net Loss $         (1.3) $         (2.8) $        (3.6)
Diluted Adjusted EBITDA per share $         0.04 $         0.03 $        0.05
Diluted GAAP net loss per share $       (0.06) $       (0.12) $      (0.16)
Diluted weighted avg shares used for Adj EBITDA per share 23,306 23,254 23.051
Diluted weighted avg shares used for GAAP net loss per share 23,228 23,225 22,877
Cash $         6.68 $         3.71 $         4.81
Ending Employees 87 81 97
Note: An explanation of the Company’s use of Non-GAAP measures is set forth on Slide 10

MUV - RKV

80.00
60.00
40.00
20.00
0.00
$350.00
$300.00
$250.00
$200.00
$150.00
$100.00
$50.00
0.00
Q2-12
Q3-12
Q4-12
Q1-13
Q2-13
Q3-13
Q4-13
Q1-14
Q2-14
MUV
RKV

5 Quarterly earnings summary: Q2 2014 70.7 67.5 54.7 60.8 $299 $276 $230 $215 54.9 $199.5 49.3 $180.3 60.2 $178 $189.3 59.9 $204 61.9 Local.com

Consolidated quarterly revenues

$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0
Q2-12
Q3-12
Q4-12
Q1-13
Q2-13
Q3-13
Q4-13
Q1-14
Q2-14
O&O
Network

6 Quarterly earnings summary: Q2 2014
% of Total Revenue by Business Unit
15%
85%
20%
80%
37%
63%
39%
61%
51%
49%
Quarterly Revenues by Business Unit
$4.1
$22.6
$5.0
$19.4
$7.6
$12.9
$8.3
$13.2
$11.6
$11.1
$ in Millions Q2-12 Q3-12 Q4-12 Q1-13 Q2-13 Q3-13 Q4-13 Q1-14 Q2-14
Network
$      4.1 $      5.0 $      7.6 $      8.3 $    11.6 $    14.5 $    16.1 $    14.8 $      9.9
O&O
$    22.6 $    19.4 $    12.9 $    13.2 $    11.1 $      8.9 $    10.7 $    11.4 $    12.6
Consolidated  Revenue
$    26.7 $    24.4 $    20.6 $    21.5 $    22.7 $    23.5 $    26.8 $    26.2 $    22.5
$14.5
$8.9
62%
38%
60%
40%
$16.1
$10.7
$26.7
$24.4
$20.6
$21.5
$22.7
$23.5
$26.8
$14.8
$11.4
$26.2
56%
44%
$22.5
$9.9
$12.6
44%
56%

7 Quarterly earnings summary: Q2 2014
Description FY-09 FY-10 FY-11 FY-12 FY-13 FY-14*
Adjusted EBITDA $3,041 $13,775 $3,247 $777 $4,533 $3,500
Less interest and other income (expense), net (27) (275) (413) (425) (2,321) (1,700)
Less provision for income taxes (158) (102) (178) (111) (139) (200)
Less amortization of intangibles (2,524) (5,734) (4,864) (3,611) (912) (900)
Less depreciation (734) (1,418) (3,182) (3,658) (3,896) (4,000)
Less stock-based compensation (2,364) (2,911) (3,442) (2,533) (1,619) (800)
Less LEC receivable reserve - - - (1,407) - -
Less net loss from discontinued operations - - (6,899) (14,250) (3,740) -
Plus gain on sale of Rovion - - - 1,458 - -
Plus revaluation of warrants (2,981) 887 2,633 202 1,100 -
Less Geo-Tag settlement - - - - (550) -
Less non-recurring charges (520) - (1,461) (684) (2,829) (1,200)
GAAP Net income (loss) $(6,267) $4,222 $(14,559) $(24,242) $(10,373) $(5,300)
Note:  Since we cannot predict the valuation of the warrant liability and the conversion option liability, we cannot reasonably project our GAAP net income (loss).
We, therefore, cannot provide GAAP guidance, but we do report GAAP results. An explanation of the Company’s use of Non-GAAP measures is set forth on Slide 10
*As of August 2014

8 Quarterly earnings summary: Q2 2014
$ in Millions Q2-13 Q3-13 Q4-13 Q1-14 Q2-14
Assets
Cash & marketable debt securities $     4.8 $     4.8 $     5.1 $     3.7 $     6.7
Accounts receivable, net
13.4 14.9 17.3 18.2 12.8
Total Assets 50.4 51.4 51.6 50.7 47.7
Liabilities and Equity
Total Debt 12.6 13.1 13.2 14.0 13.6
Total Liabilities
27.1 29.7 31.3 33.1 31.2
Total Liabilities & Equity $   50.4 $   51.4 $   51.6 $   50.7 $   47.7

9 Quarterly earnings summary: Q2 2014
$ in Millions FY-2014
Total Revenue $103M – 107M
Adjusted EBITDA $3.0M – 4.0M
Per Diluted Share $0.13 – $0.17
Diluted  Weighted Avg. Shares 23,500
Projected as of  August 12, 2014
Note:  Since we cannot predict the valuation of the warrant liability and the conversion option liability, we cannot reasonably project our GAAP net income (loss).
We, therefore, cannot provide GAAP guidance, but we do report GAAP results. An explanation of the Company’s use of Non-GAAP measures is set forth on Slide 10

10 Quarterly earnings summary: Q2 2014
This document includes the non-GAAP financial measure of “Adjusted
EBITDA” which we define as net income (loss) excluding: provision for income taxes; interest and other income (expense), net; depreciation;
amortization; stock based compensation charges; gain or loss on derivatives’ revaluation, net income (loss) from discontinued operations;
gain on sale of Rovion; impairment charges; LEC receivables reserve;
finance related charges; accrued lease liability/asset; and severance charges. Adjusted EBITDA, as defined above, is not a measurement under
GAAP. Adjusted EBITDA is reconciled to net income (loss) which we believe is the most comparable GAAP measure.  A reconciliation of net income (loss) to Adjusted EBITDA is set forth within this presentation.
Management believes that Adjusted EBITDA provides useful information to investors about the company’s performance because it eliminates the effects of period-to-period changes in income from interest on the company’s cash and marketable securities, expense from the company’s financing transactions and the costs associated with income tax expense, capital investments, stock-based compensation expense, LEC receivables reserve, warrant revaluation charges; finance related charges; accrued lease liability;  and severance charges which are not directly attributable to the underlying performance of the company’s business operations.
Management uses Adjusted EBITDA in evaluating the overall performance of the company’s business operations.
A limitation of non-GAAP Adjusted EBITDA is that it excludes items that often have a material effect on the company’s net income and earnings per common share calculated in accordance with GAAP. Therefore,
management compensates for this limitation by using Adjusted EBITDA in conjunction with net income (loss) and net income (loss) per share measures. The company believes that Adjusted EBITDA provides investors with an additional tool for evaluating the company’s core performance, which management uses in its own evaluation of overall performance, and as a base-line for assessing the future earnings potential of the company. While the GAAP results are more complete, the company prefers to allow investors to have this supplemental metric since, with reconciliation to GAAP; it may provide greater insight into the company’s financial results. The non-GAAP measures should be viewed as a supplement to, and not as a substitute for, or superior to, GAAP net income
(loss) or earnings (loss) per share.

Fred Thiel
Chairman & CEO
fred@local.com
Local Corporation | 7555 Irvine Center Drive | Irvine CA 92618 | 949.784.0800 | www.localcorporation.com
Ken Cragun
CFO
kcragun@local.com
Quarterly earnings summary: Q2 2014 11